VNB New York LLC
A Subsidiary of Valley National Bank

MODIFICATION AGREEMENT

This MODIFICATION AGREEMENT is entered into at New York, New York, as of **December 21, 2020**, between **BRT APARTMENTS CORP., a New York corporation**, with an address of **60 Cutter Mill Road, Suite 303, Great Neck, New York 11021** (the "Borrower") and VNB New York, LLC, a New York limited liability company with an address of One Penn Plaza Suite 2930, New York, New York 10119 (the "Lender").

WHEREAS, the Lender established a revolving line of credit (the "Revolving Loan") for Borrower respecting which Lender agreed to lend to Borrower upon Borrower's request, but subject to the terms and conditions set forth in various loan documents, of up to **Ten Million Dollars and Zero Cents ($10,000,000.00)** (the "Revolving Loan Amount");

WHEREAS, the Revolving Loan is evidenced by that certain Revolving Credit Note, dated **April 18, 2019** (as previously amended, modified or supplemented, the "Note"), by the Borrower in favor of the Lender in the face amount of the Revolving Loan Amount;

WHEREAS, in connection with the Revolving Loan, Borrower and Lender entered into that certain Loan Agreement, dated **April 18, 2019** (as previously amended, modified or supplemented, the "Loan Agreement"), and Borrower entered into that certain Security Agreement, dated **April 18, 2019** (as previously amended, modified or supplemented, the "Security Agreement");

WHEREAS, pursuant to the Security Agreement, Borrower granted the Lender a first priority security interest in and lien on the personal property described therein (the "Personalty");

WHEREAS, the Note, Loan Agreement and the Security Agreement and all other documents and instruments executed in connection with or relating to the Loan are referred to herein, collectively, as the "Loan Documents"; and all collateral granted to the Lender to secure the Loan is referred to herein, collectively, as the "Collateral";

WHEREAS, the Borrower and the Lender have agreed to modify the Loan and the Loan Documents in accordance with the terms of this Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lender and the Borrower mutually agree as follows:

1. MODIFICATION

1.1 Recitals and Representations Accurate. The above recitals are hereby made a part of this Agreement and the Borrower acknowledges and agrees that each of the recitals is true and correct.

1.2 Ratification. All of the terms, covenants, provisions, representations, warranties, and conditions of the Loan Documents, as amended or modified hereby, are ratified, acknowledged, confirmed, and continued in full force and effect as if fully restated herein. Lender and Borrower each acknowledge that if there is a discrepancy between this Modification Agreement and the Loan Agreement, exclusive of Section 1.4 herein, then the terms and conditions of the Loan Agreement shall prevail.

1.3 Collateral. The Borrower confirms and ratifies its continuing mortgage, pledge, assignment, and/or grant of security interest in and lien on the Collateral to and in favor of the Lender as set forth in the Loan Documents.

1.4 Interest Rate Floor. Notwithstanding anything to the contrary in the Note or the Loan Agreement, as of the date of this agreement, the interest rate on this Note is limited by a floor as follows: **the minimum interest rate (i.e. floor) is 4.25% per annum.**

(a) Without limiting the generality of the foregoing, the final sentence of Section 2.03 of the Loan Agreement is hereby deleted and replaced in its entirety with the following: Notwithstanding anything herein to the contrary, in no event shall the Floating Rate be less than four and one quarter percent (4.25%) per annum.

(b) Section 1.01 entitled "Certain Defined Terms" of the Loan Agreement is hereby amended by substituting and replacing the definitions of "Floating Rate" and "Lender Prime Rate" with the following:

"**Floating Rate**" shall mean a rate of interest equal to either (i) the Prime Rate plus the Applicable Margin, or (ii) if the Prime Rate is unavailable for any reason, the Lender Prime Rate, as a replacement for the Prime Rate, with no Applicable Margin added. In no event shall the applicable Floating Rate be less than four and one quarter percent (4.25%) per annum.

"**Lender Prime Rate**" means the rate of interest stated by Valley National Bank to be its prime rate, reference rate or base rate in effect from time to time; each change in said rate shall be effective as of the date of such change but in no event less than 4.25% per annum. The Lender Prime Rate shall apply and be a substitute for the Prime Rate if the Prime Rate is unavailable for any reason.

1.5 Principal Balance. The Borrower acknowledges and agrees that the current outstanding principal balance of the Note as of the date hereof is **$0.00**.

1.6 Representations and Warranties. The Borrower hereby represents and warrants to the Lender that:

(a) The person executing this Agreement is duly authorized to do so and to bind the Borrower to the terms hereof;

(b) Each of the Loan Documents is a valid and legal binding obligation of the Borrower, enforceable in accordance with its terms, and is not subject to any defenses, counterclaims, or offsets of any kind;

(c) All financial statements delivered to the Lender were true, accurate and complete, in all material respects, as of the date of delivery to the Lender;

(d) Since the date of the Loan Documents there has been no material adverse change in the condition, financial or otherwise, of the Borrower, except as disclosed to the Lender in writing;

(e) There exists no action, suit, proceeding or investigation, at law or in equity, before any court, board, administrative body or other entity, pending or threatened, affecting the Borrower or its property, wherein an unfavorable decision, ruling or finding would materially adversely affect the business operations, property or financial condition of the Borrower; and

(f) There exists no event of default, or other circumstance that with the passage of time or giving of notice or both will become an event of default, under any of the Loan Documents.

1.7 Interest, Fees, Costs and Expenses. The Borrower shall, simultaneously with the execution of this Agreement, pay to the Lender all accrued interest owing on the Loan as of the date of this Agreement together with all fees, costs and expenses due and owing to the Lender by the Borrower under the Loan Documents.

2. MISCELLANEOUS

2.1 Set-Off. The Borrower shall continue to adhere to the terms and conditions of Section 7.05 of the Loan Agreement.

2.2 Release of the Lender. The Borrower hereby confirms that as of the date hereof it has no claim, set-off, counterclaim, defense, or other cause of action against the Lender including, but not limited to, a defense of usury, any claim or cause of action at common law, in equity, statutory or otherwise, in contract or in tort, for fraud, malfeasance, misrepresentation, financial loss, usury, deceptive trade practice, or any other loss, damage or liability of any kind, including, without limitation, any claim to exemplary or punitive damages arising out of any transaction between the Borrower and the Lender. To the extent that any such set-off, counterclaim, defense, or other cause of action may exist or might hereafter arise based on facts known or unknown that exist as of this date, such set-off, counterclaim, defense and other cause of action is hereby expressly and knowingly waived and released by the Borrower. The Borrower acknowledges that this release is part of the consideration to the Lender for the financial and other accommodations granted by the Lender in this Agreement.

2.3 Costs and Expenses. The Borrower shall continue to adhere to the terms and conditions of Section 7.04 of the Loan Agreement. Additionally, the Borrower shall pay to the Lender on demand any and all costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements, court costs, litigation and other expenses) incurred or paid by the Lender, in association with the terms and conditions of this Modification Agreement.

2.4 Indemnification. The Borrower shall continue to adhere to the terms and conditions of Section 7.04 of the Loan Agreement.

2.5 Severability. If any provision of this Agreement or portion of such provision or the application thereof to any person or circumstance shall to any extent be held invalid or unenforceable, the remainder of this Agreement (or the remainder of such provision) and the application thereof to other persons or circumstances shall not be affected thereby.

2.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute but one agreement.

2.7 Complete Agreement. This Agreement and the other Loan Documents constitute the entire agreement and understanding between and among the parties hereto relating to the subject matter hereof, and supersedes all prior proposals, negotiations, agreements and understandings among the parties hereto with respect to such subject matter.

2.8 Binding Effect of Agreement. This Agreement shall be binding upon and inure to the benefit of the respective heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto, and shall remain in full force and effect (and the Lender shall be entitled to rely thereon) until released in writing by the Lender. The Lender may transfer and assign this Agreement and deliver the Collateral to the assignee, who shall thereupon have all of the rights of the Lender; and the Lender shall then be relieved and discharged of any responsibility or liability with respect to this Agreement and the Collateral. Except as expressly provided herein or in the other Loan Documents, nothing, expressed or implied, is intended to confer upon any party, other than the parties hereto, any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

2.9 Further Assurances. The Borrower will from time to time execute and deliver to the Lender such documents, and take or cause to be taken, all such other further action, as the Lender may request in order to effect and confirm or vest more securely in the Lender all rights contemplated by this Agreement (including, without limitation, to correct clerical errors) or to vest more fully in or assure to the Lender the security interest in the Collateral or to comply with applicable statute or law and to facilitate the collection of the Collateral (including, without limitation, the execution of stock transfer orders and stock powers,

endorsement of promissory notes and instruments and notifications to obligors on the Collateral). To the extent permitted by applicable law, the Borrower authorizes the Lender to file financing statements, continuation statements or amendments without the Borrower's signature appearing thereon, and any such financing statements, continuation statements or amendments may be signed by the Lender on behalf of the Borrower, if necessary, and may be filed at any time in any jurisdiction. The Lender may at any time and from time to time file financing statements, continuation statements and amendments thereto which contain any information required by the New York Uniform Commercial Code as amended from time to time (the "Code") for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether the Borrower is an organization, the type of organization and any organization identification number issued to the Borrower. The Borrower agrees to furnish any such information to the Lender promptly upon request. In addition, the Borrower shall at any time and from time to time take such steps as the Lender may reasonably request for the Lender (i) to obtain an acknowledgment, in form and substance satisfactory to the Lender, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for the Lender, (ii) to obtain "control" (as defined in the Code) of any Collateral comprised of deposit accounts, electronic chattel paper, letter of credit rights or investment property, with any agreements establishing control to be in form and substance satisfactory to Lender, and (iii) otherwise to insure the continued perfection and priority of the Lender's security interest in any of the Collateral and the preservation of its rights therein. The Borrower hereby constitutes the Lender its attorney-in-fact to execute, if necessary, and file all filings required or so requested for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; and such power, being coupled with an interest, shall be irrevocable until this Agreement terminates in accordance with its terms, all obligations of the Borrower to the Lender are irrevocably paid in full and the Collateral is released.

2.10 Amendments and Waivers. This Agreement may be amended and the Borrower may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if the Borrower shall obtain the Lender's prior written consent to each such amendment, action or omission to act. No delay or omission on the part of the Lender in exercising any right hereunder shall operate as a waiver of such right or any other right and waiver on any one or more occasions shall not be construed as a bar to or waiver of any right or remedy of the Lender on any future occasion.

2.11 Terms of Agreement. This Agreement shall continue in force and effect so long as any obligation of the Borrower to Lender shall be outstanding and is supplementary to each and every other agreement between the Borrower and Lender and shall not be so construed as to limit or otherwise derogate from any of the rights or remedies of Lender or any of the liabilities, obligations or undertakings of the Borrower under any such agreement, nor shall any contemporaneous or subsequent agreement between the Borrower and the Lender be construed to limit or otherwise derogate from any of the rights or remedies of Lender or any of the liabilities, obligations or undertakings of the Borrower hereunder, unless such other agreement specifically refers to this Agreement and expressly so provides.

2.12 Notices. Any notices under or pursuant to this Agreement shall be deemed duly received and effective if delivered in hand to any officer or agent of the Borrower or Lender, or if mailed by registered or certified mail, return receipt requested, addressed to the Borrower or Lender at the address set forth in this Agreement or as any party may from time to time designate by written notice to the other party.

2.13 New York Law. This Agreement shall be governed by the laws of the State of New York.

2.14 Reproductions. This Agreement and all documents which have been or may be hereinafter furnished by Borrower to the Lender may be reproduced by the Lender by any photographic, photostatic, microfilm, xerographic or similar process, and any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business).

2.15 Venue. Borrower irrevocably submits to the nonexclusive jurisdiction of any Federal or state court sitting in New York, over any suit, action or proceeding arising out of or relating to this Agreement.

Borrower irrevocably waives to the fullest extent it may effectively do so under applicable law, any objection it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that the same has been brought in an inconvenient forum. Borrower irrevocably appoints the Secretary of State of the State of New York as its authorized agent to accept and acknowledge on its behalf any and all process which may be served in any such suit, action or proceeding, consents to such process being served (i) by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to Borrower's address shown above or as notified to the Lender and (ii) by serving the same upon such agent, and agrees that such service shall in every respect be deemed effective service upon Borrower.

2.16 JURY WAIVER. BORROWER AND LENDER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AND AFTER AN OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL, WAIVE (A) ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN CONNECTION WITH THIS AGREEMENT, THE OBLIGATIONS, ALL MATTERS CONTEMPLATED HEREBY AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND (B) AGREE NOT TO SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CAN NOT BE, OR HAS NOT BEEN WAIVED. THE BORROWER CERTIFIES THAT NEITHER THE LENDER NOR ANY OF ITS REPRESENTATIVES, AGENTS OR COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT IN THE EVENT OF ANY SUCH PROCEEDING SEEK TO ENFORCE THIS WAIVER OF RIGHT TO TRIAL BY JURY.

2.17 Not a Novation. This Agreement is not a novation. The Loan Documents shall remain in full force and effect, as modified by this Agreement with its related documents. This Agreement and the Loan Documents may only be modified by a writing signed by the parties.

Executed as of the date written above.

Borrower:

BRT APARTMENTS CORP.

By: ______________________
David W. Kalish, Senior Vice President - Finance

STATE OF NEW YORK : SS.
COUNTY OF Nassau :

On the 22nd day of December in the year 2020, before me, the undersigned, a Notary Public in and for said State, personally appeared, David W. Kalish, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

DYLAN B. GREENBERG
NOTARY PUBLIC-STATE OF NEW YORK
No. 01GR6374493
Qualified in Nassau County
My Commission Expires 04-30-2022

Dylan B. Greenberg
NOTARY PUBLIC

Dylan B. Greenberg
TYPE OR PRINT NAME

Accepted: VNB New York, LLC

By: ______________________

Name: Andrew S. Baron

Title: First Vice President

STATE OF NEW YORK) : SS.
COUNTY OF ____________________) :

On the _____ day of _____________ in the year 20___ , before me, the undersigned, a Notary Public in and for said State, personally appeared, David W. Kalish, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

____
NOTARY PUBLIC

____
TYPE OR PRINT NAME

Accepted: VNB New York, LLC

By: _______________________________
Name: Andrew S. Baron
Title: First Vice President